SCUDDER

Scudder Ohio Tax Free Fund

Supplement to Prospectus
Dated August 1, 1998

The following text replaces the information for Scudder Ohio Tax Free Fund in the second paragraph of the section entitled "Shareholder benefits -- A team approach to investing" on page 19 of the Fund's prospectus:

Eleanor R. Brennan, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations in May, 1999. Ms. Brennan joined the Adviser in 1995 as a municipal bond trader and became a portfolio manager in 1996. From 1991 to 1996, Ms. Brennan worked as an assistant portfolio manager and a trader for an unaffiliated investment management firm. She began her investment career in 1986.

Rebecca L. Wilson, Portfolio Manager, became a member of the team in 1998. Ms. Wilson, who joined the Adviser in 1986, has 12 years of experience in municipal investing and research.








May 19, 1999